UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 1, 2026

Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

                  South Carolina

(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

                     (864) 679-9000

(Registrant's telephone number, including area code)

                        Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 1, 2026, the Boards of Directors of Southern First Bancshares, Inc. (the “Company”) and Southern First Bank (the “Bank”) approved the appointment of Mr. Bryan Kennedy as a director. Mr. Kennedy will serve as a director of the Company and the Bank as well as on the Risk Committee of the Boards. Mr. Kennedy will participate in the current director compensation arrangements generally applicable to the Company’s non-employee directors as described in the Company’s Proxy Statement filed in connection with its 2026 Annual Meeting of Shareholders. There are no arrangements or understandings between Mr. Kennedy and other persons pursuant to which he was selected as director. In addition, Mr. Kennedy has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Mr. Kennedy recently retired from a 43-year career in commercial banking, most recently serving SouthState Bank as Northern Banking Group President over North Carolina and Virginia. His experience includes leadership positions at various financial institutions such as First Charlotte Bank, Park Meridian Bank and Regions Bank. In 2006, Mr. Kennedy founded Park Sterling Bank, the largest capitalized start-up in North Carolina history, which was sold to SouthState Bank in 2017. Mr. Kennedy also serves as the Lead Independent Director of the Cato Corporation, an NYSE-traded women’s specialty apparel retailer, where he has served as director since 2009. He received his undergraduate degree from the University of Virginia and his MBA from the University of North Carolina. The Boards believe Mr. Kennedy’s ties to the Charlotte community, a key market for the Bank, and his extensive commercial banking and public company board experience will enhance his ability to serve as a director of the Company and the Bank.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Christian J. Zych
Name:	Christian J. Zych
Title:	Chief Financial Officer

June 2, 2026